U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 7, 2003

Date of Report (date of earliest event reported)

Hythiam, Inc.

Exact name of Registrant as Specified in its Charter

Delaware	333-58246	88-0464853
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

11111 Santa Monica Boulevard, Suite 550, Los Angeles, California 90025
Address of Principal Executive Offices, Including Zip Code

(310) 268-0011
Telephone Number, Including Area Code

Alaska Freightways, Inc., 300 East 54th Avenue, Suite 200, Anchorage, AK 99578
Former Name and Address

ITEM 9.  REGULATION FD DISCLOSURE.

                On October 7, 2003, Hythiam, Inc. issued a press release announcing the completion of the transactions described in the Form 8-K filed by the Registrant, formerly known as Alaska Freightways, Inc., on September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hythiam, Inc.

Dated: October 7, 2003	By:	/s/ Chuck Timpe
Chuck Timpe, Chief Financial Officer